DF DENT SMALL CAP GROWTH FUND (the “Fund”)

Supplement dated June 30, 2026 to the Prospectus dated November 1, 2025

1.	Effective July 1, 2026, the section entitled “Investment Adviser” beginning on page 38 of the Prospectus is deleted in its entirety and replaced with the following:

Investment Adviser

The Funds’ investment adviser is D.F. Dent and Company, Inc. (the “Adviser”), 400 E. Pratt Street, 7th Floor, Baltimore, Maryland 21202. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940 and has provided investment advisory and management services to clients since 1976. The Adviser is a privately owned corporation controlled by Daniel F. Dent. As of September 30, 2025, the Adviser had approximately $9.8 billion of total firm assets.

Subject to the general oversight of the Board, The Adviser makes investment decisions for the Funds pursuant to an investment advisory agreement between the Adviser and the Trust, on behalf of the Funds (the “Advisory Agreement”). The Adviser receives an advisory fee from the Funds at an annual rate equal to 0.99% of the average annual daily net assets of the DF Dent Premier Growth Fund, 0.75% of the average annual daily net assets of the DF Dent Midcap Growth Fund, and 0.85% of the average annual daily net assets of the DF Dent Small Cap Growth Fund under the terms of the Advisory Agreement. The actual advisory fee rate paid to the Adviser for the fiscal year ended June 30, 2025 was 0.84%, 0.71%, and 0.75% by DF Dent Premier Growth Fund, DF Dent Midcap Growth Fund and DF Dent Small Cap Growth Fund, respectively.

The Adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, and extraordinary expenses) of the DF Dent Premier Growth Fund to 0.99% through October 31, 2026 (“Expense Cap”). The Adviser has also contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, and extraordinary expenses) of the Investor Shares, Institutional Shares and Institutional Plus Shares of the DF Dent Midcap Growth Fund to 0.98%, 0.85% and 0.79% respectively, and the Investor Shares, Institutional Shares and Institutional Plus Shares of the DF Dent Small Cap Growth Fund to 1.05%, 0.95% and 0.85%, respectively, through October 31, 2026. The Expense Cap may only be raised or eliminated with the consent of the Board of Trustees. The Adviser may recoup from the Fund fees waived and expenses reimbursed by the Adviser pursuant to the Expense Cap if such recoupment is made within three years of the fee waiver or expense reimbursement and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement of each Fund (i.e., after the recoupment has been taken into account) to exceed the lesser of (i) the then-current expense cap and (ii) the expense cap in place at the time the fees/expenses were waived or reimbursed. Total Annual Fund Operating Expenses will increase if exclusions from the Expense Cap apply. In addition, the Adviser has voluntarily agreed to waive its fee and/or reimburse Fund expenses to further limit the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, and extraordinary expenses) of the Institutional Plus Shares of the DF Dent Small Cap Growth Fund to 0.65% (the “Voluntary Cap”). The Voluntary Cap will continue on a voluntary basis at the Adviser’s discretion, based on consultation with the Board of Trustees.

A discussion summarizing the basis on which the Board last approved the Advisory Agreement is included in the Funds’ reports on Form N-CSR.

For more information, please contact a Fund customer service representative toll free at

(866) 233-3368.

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PLEASE RETAIN FOR FUTURE REFERENCE.

DF DENT SMALL CAP GROWTH FUND (the “Fund”)

Supplement dated June 30, 2026 to the Statement of Additional Information (“SAI”)

dated November 1, 2025

1.	Effective July 1, 2026, the section entitled “Fees” beginning on page 29 of the SAI is deleted in its entirety and replaced with the following:

Fees. The Adviser receives an advisory fee from the Funds at an annual rate equal to 0.99% of the average annual daily net assets of the DF Dent Premier Growth Fund, 0.75% of the average annual daily net assets of the DF Dent Midcap Growth Fund, and 0.85% of the average annual daily net assets of the DF Dent Small Cap Growth Fund under the terms of the Advisory Agreement. The Adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, and extraordinary expenses) of the DF Dent Premier Growth Fund to 0.99% through October 31, 2026 (“Expense Cap”). The Adviser has also contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, and extraordinary expenses) of the Investor Shares, Institutional Shares and Institutional Plus Shares of the DF Dent Midcap Growth Fund to 0.98%, 0.85% and 0.79% respectively, and the Investor Shares, Institutional Shares and Institutional Plus Shares of the DF Dent Small Cap Growth Fund to 1.05%, 0.95% and 0.85%, respectively, through October 31, 2026 The Expense Cap may only be raised or eliminated with the consent of the Board of Trustees. The Adviser may recoup from the Fund fees waived and expenses reimbursed by the Adviser pursuant to the Expense Cap if such recoupment is made within three years of the fee waiver or expense reimbursement and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement of each Fund (i.e., after the recoupment has been taken into account) to exceed the lesser of (i) the then-current expense cap and (ii) the expense cap in place at the time the fees/expenses were waived or reimbursed. Total Annual Fund Operating Expenses will increase if exclusions from the Expense Cap apply. In addition, the Adviser has voluntarily agreed to waive its fee and/or reimburse Fund expenses to further limit the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, and extraordinary expenses) of the Institutional Plus Shares of the DF Dent Small Cap Growth Fund to 0.65% (the “Voluntary Cap”). The Voluntary Cap will continue on a voluntary basis at the Adviser’s discretion, based on consultation with the Board of Trustees.

The advisory fee, if not waived, is accrued daily and paid quarterly by each Fund and is assessed based on the daily net assets of the Fund. In addition to receiving its advisory fee from the Funds, the Adviser may also act and be compensated as an investment manager for its clients with respect to assets that such clients have invested in a Fund. If you have a separately managed account with the Adviser with assets invested in a Fund, the Adviser will not assess or receive any management fee on the portion of the separately managed account invested in the Fund.

Table 1 in Appendix B shows the dollar amount of advisory fees accrued by each Fund, the amount of advisory fees waived and/or expenses reimbursed by the Adviser, if any, and the actual advisory fees retained by the Adviser. The data provided is for the last three fiscal years.

For more information, please contact a Fund customer service representative toll free at

(866) 233-3368.

* * *

PLEASE RETAIN FOR FUTURE REFERENCE.